December 2020 Investor Presentation PAUL YONAMINE Chief Executive Officer CATHERINE NGO President DAVID MORIMOTO Chief Financial Officer

2 2 FORWARD LOOKING STATEMENTS This document may contain forward-looking statements concerning: projections of revenues, expenses, income or loss, earnings or loss per share, capital expenditures, the payment or nonpayment of dividends, capital position, credit losses, net interest margin or other financial items; statements of plans, objectives and expectations of Central Pacific Financial Corp. or its management or Board of Directors, including those relating to business plans, use of capital resources, products or services and regulatory developments and regulatory actions; statements of future economic performance including anticipated performance results from our RISE2020 initiative; or any statements of the assumptions underlying or relating to any of the foregoing. Words such as "believes," "plans," "anticipates," "expects," "intends," "forecasts," "hopes," "targeting," "continue," "remain," "will," "should," "estimates," "may" and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. While we believe that our forward-looking statements and the assumptions underlying them are reasonably based, such statements and assumptions are by their nature subject to risks and uncertainties, and thus could later prove to be inaccurate or incorrect. Accordingly, actual results could differ materially from those statements or projections for a variety of reasons, including, but not limited to: the adverse effects of the COVID-19 pandemic virus on local, national and international economies, including, but not limited to, the adverse impact on tourism and construction in the State of Hawaii, our borrowers, customers, third-party contractors, vendors and employees as well as the effects of government programs and initiatives in response to COVID-19; the impact of our participation in the Paycheck Protection Program (“PPP”) and fulfillment of government guarantees on our PPP loans; the increase in inventory or adverse conditions in the real estate market and deterioration in the construction industry; adverse changes in the financial performance and/or condition of our borrowers and, as a result, increased loan delinquency rates, deterioration in asset quality, and losses in our loan portfolio; our ability to successfully implement our RISE2020 initiative; the impact of local, national, and international economies and events (including natural disasters such as wildfires, volcanic eruptions, hurricanes, tsunamis, storms, earthquakes and pandemic virus and disease, including COVID-19) on the Company's business and operations and on tourism, the military, and other major industries operating within the Hawaii market and any other markets in which the Company does business; deterioration or malaise in domestic economic conditions, including any destabilization in the financial industry and deterioration of the real estate market, as well as the impact of declining levels of consumer and business confidence in the state of the economy in general and in financial institutions in particular; changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act"), changes in capital standards, other regulatory reform and federal and state legislation, including but not limited to regulations promulgated by the Consumer Financial Protection Bureau (the "CFPB"), government-sponsored enterprise reform, and any related rules and regulations which affect our business operations and competitiveness; the costs and effects of legal and regulatory developments, including legal proceedings or regulatory or other governmental inquiries and proceedings and the resolution thereof, the results of regulatory examinations or reviews and the effect of, and our ability to comply with, any regulatory orders or actions we are or may become subject to; ability to successfully implement our initiatives to lower our efficiency ratio; the effects of and changes in trade, monetary and fiscal policies and laws, including the interest rate policies of the Board of Governors of the Federal Reserve System (the "FRB" or the "Federal Reserve"); inflation, interest rate, securities market and monetary fluctuations, including the anticipated replacement of the London Interbank Offered Rate ("LIBOR") Index and the impact on our loans and debt which are tied to that index; negative trends in our market capitalization and adverse changes in the price of the Company's common stock; political instability; acts of war or terrorism; pandemic virus and disease, including COVID-19; changes in consumer spending, borrowings and savings habits; failure to maintain effective internal control over financial reporting or disclosure controls and procedures; cybersecurity and data privacy breaches and the consequence therefrom; the ability to address deficiencies in our internal controls over financial reporting or disclosure controls and procedures; technological changes and developments; changes in the competitive environment among financial holding companies and other financial service providers; the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board ("FASB") and other accounting standard setters and the cost and resources required to implement such changes; our ability to attract and retain key personnel; changes in our organization, compensation and benefit plans; and our success at managing the risks involved in the foregoing items. For further information with respect to factors that could cause actual results to materially differ from the expectations or projections stated in the forward-looking statements, please see the Company's publicly available Securities and Exchange Commission filings, including the Company's Form 10-K for the last fiscal year and, in particular, the discussion of "Risk Factors" set forth therein. We urge investors to consider all of these factors carefully in evaluating the forward-looking statements contained in this Form 8-K. Forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date on which such statements are made, or to reflect the occurrence of unanticipated events except as required by law.

3 3 CORPORATE PROFILE Founded in 1954 by Japanese- American veterans of World War II Over 65 years later, Central Pacific continues to work for our customers, shareholders, employees and the community Note: Assets as of September 30, 2020, other Market Information as of November 30, 2020. • 31 Central Pacific Bank (CPB) Branches in the State of Hawaii only, after the consolidation of 4 branches in 2020 • 4th largest financial institution in Hawaii MA R K E T IN FOR MAT IO N NYSE TICKER CPF Assets $6.6B Market Cap $462 Mil Share Price $16.39 Dividend Yield 5.6% H AW A I I FR A N C H IS E

EXPERIENCED & PREPARED LEADERSHIP

Paul Yonamine
Chairman & CEO



- Over 40 years of executive management experience
- As President of IBM Japan, led the Company through the 2011 Tohoku earthquake, tsunami and radiation after-effects
- Led KPMG Consulting through the SARS outbreak in 2002-2004

Catherine Ngo
President



- Over 27 years of banking experience
- Joined CPF/CPB in 2010 and helped lead the Company through its financial turnaround following the Great Recession.

David Morimoto
Executive Vice President & Chief Financial Officer



- Over 28 years of banking experience with CPF/CPB
- Helped lead the Company through its financial turnaround following the Great Recession

Arnold Martines
Executive Vice President & Chief Banking Officer



- Over 26 years of banking experience with the last 16 years at CPF/CPB
- Experience leading all revenue generating areas including commercial real estate, commercial, corporate and small business lending, and branch banking

Kevin Dahlstrom
Executive Vice President & Chief Marketing Officer



- Over 25 years of experience in digital marketing & product development
- Led multi-year digital transformation at Mr. Cooper, the 3rd largest mortgage servicer in the nation

CENTRAL PACIFIC FINANCIAL CORP

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5 5 THIRD QUARTER 2020 HIGHLIGHTS Net Income $6.9 Million Diluted EPS $0.24 Pre-Tax, Pre-Provision Earnings $23.7 Million Loan Growth +$27 Million +0.5% Normalized Net Interest Margin* 3.26% * Normalized for PPP impact to NII, refer to slide 27 for additional details. • Quarterly results continue to be impacted by provision for credit loss expense due to COVID-19 • Pre-tax, Pre-provision earnings remained strong • Mortgage banking business continues to outperform • Solid liquidity and capital; balance sheet well positioned • Committed to supporting our employees, customers and community

6 6 STRONG CREDIT METRICS Incurred Loss Method * Excludes the PPP loan portfolio from total loans. * Peer Average includes banks $3-7B in assets. Source S&P Global. $0 $20 $40 $60 $80 $100 3.00% 5.00% 7.00% 9.00% 11.00% 13.00% 15.00% 3Q19 4Q19 1Q20 2Q20 3Q20 Classified Assets Classified Assets + OREO (right) Classified Assets + OREO/Tier 1 Capital + ACL (left) Peer Average (left) $0 $20 $40 $60 $80 $100 0.90% 1.10% 1.30% 1.50% 1.70% 1.90% 3Q19 4Q19 1Q20 2Q20* 3Q20* Allowance for Credit Losses (ACL) ACL in $ Millions (right) ACL/Total Loans (left) Peer Average (left) $0 $20 $40 $60 $80 $100 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 3Q19 4Q19 1Q20 2Q20 3Q20 Non Performing Loans NPLs in $ Millions (right) NPL /Total Loans (left) Peer Average (left) $0 $20 $40 $60 $80 $100 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 3Q19 4Q19 1Q20 2Q20 3Q20 Net Charge-Offs Net Charge-offs in $ Millions (right) NCO/Avg Loans (left) Peer Average (left)

LOAN PAYMENT DEFERRALS CONTINUE TO DECLINE

$ Millions As of Nov. 30, 2020	On 1st Deferral		On 2nd Deferral		On 3rd Deferral		Total Active Deferrals		% of Asset Class[1]	Total back on Payment		Re-Deferral Rate[2]
	$	Count	$	Count	$	Count	$	Count		$	Count	
RESIDENTIAL MORTGAGE	19.7	40	73.0	162	-	-	92.7	202	4%	111.5	253	36%
COML MTG/CONSTRUCTION	25.4	6	24.0	8	-	-	49.4	14	4%	159.9	85	11%
COML & INDUSTRIAL (C&I)	12.3	45	43.1	204	1.7	35	57.1	284	11%	65.3	400	37%
CONSUMER	2.4	157	19.9	1,238	3.3	166	25.6	1,561	5%	47.2	2,825	32%
TOTAL	59.8	248	160.0	1,612	5.0	201	224.8	2,061	5%	383.9	3,563	27%


Historical Trend of Total Loan Deferrals
In $ Millions
$700
$600
$500
$400
$300
$200
$100
$-
3/31/2020
4/30/2020
5/31/2020
6/30/2020
7/31/2020
8/31/2020
9/30/2020
10/31/2020
11/30/2020

- Loan deferrals continue to decline with 5% of the overall portfolio on deferral as of 11/30/20
- Consumer and small business loans (reported in C&I) were automatically granted a 2nd deferral to support clients in need
- 3-month payment deferrals were predominately granted for all loan types, whereas other peer banks granted 6-month residential mortgage deferrals
- $47 million of the total active deferrals are principal-only, the borrowers continue to pay interest
- New or extended deferrals generally no longer offered; loans classified as back on payment may include modified payment schedules

1. Excludes PPP loans
2. Calculated as total balance on 2nd and 3rd deferral divided by the sum of total balance of active deferrals and total balance back on payment.

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CENTRAL PACIFIC FINANCIAL CORP

8 8 PPP INITIATIVES ONGOING FORGIVENESS PROCESS: • PPP borrowers initially slow to apply for forgiveness with less than 20% having applied as of 11/30/20; volume of applications now starting to increase • SBA has been relatively quick in forgiveness processing time • As of 11/30/20, 474 PPP loans with balances totaling $64 million, and processing fees totaling $2.6 million have been forgiven by the SBA (approximately 12% of the total PPP portfolio based on balance) • Forgiven loans thus far have been almost all 100% forgiven RELATIONSHIP BUILDING: • Ongoing outreach with many new business clients generated through PPP • Early success with expanding banking relationships with these clients. Over 15% of new clients have converted their banking to CPB thus far

9 9 1 2 DIGITAL BANKING REVENUE ENHANCEMENTS BRANCH TRANSFORMATION OPERATIONAL EXCELLENCE • Launched cpb.bank website in November 2019 • Launched new online and mobile banking platforms in August 2020 • Full ATM network upgrade completed in November 2020 • Outsourced residential mortgage loan servicing in August 2019 • End-to-end commercial loan origination system implemented in October 2019 • Other initiatives leveraging technology to enhance operational efficiency ongoing • Committed to best-in-class small business and cash management products, with new platform fully rolled out in July 2020 • Enhanced sales management with enterprise-wide tools and CRM system • CPB Concept Branch for innovation and testing open since March 2020 • Revitalization project of Plaza Headquarters is 85% complete, and will open in January 2021 • New headquarters will include co-working areas and community meeting space

10 10 COVID-19 IMPACT ON CUSTOMER BEHAVIOR  COVID-19 accelerated the migration to digital banking  Strong momentum and ideal timing for the RISE2020 digital banking strategy new product launch which occurred in August 2020

11 11 NEWLY UPGRADED ONLINE/MOBILE PLATFORMS & ATMS  New online/mobile platform publicly launched late August 2020. New mobile app rating 4.7 & 4.4 out of 5 stars* on Apple and Android respectively  Complete personal financial management (PFM) all in one-site, with account aggregation, budgeting, and goal setting tools  Open API to leverage other apps; currently Zelle with other app partners on the roadmap  Entire ATM network was replaced with new full- function ATMs  New ATMs have a vibrant backlit surround, touch screen and envelope-less deposit  Same day credit on ATM deposits up to 8:00 pm, which is 2 hours later than any major Hawaii competitor * Mobile app rating as of December 2, 2020

12 12 BRANCH CONSOLIDATION INITIATIVE • 31 total branches, with 23 on the island of Oahu (pictured) • 4 branches identified in red were consolidated into neighboring branches in 2020 • 4 additional branches remain temporarily closed due to the COVID-19 pandemic

RESILIENT HAWAII MARKET

STRENGTHS AND RECOVERY FACTORS

- Re-opened tourism on October 15 for trans-Pacific travelers with a negative COVID-19 test
- While tourism drives ~20% of GDP, government/defense and real estate makes up another ~45% of GDP
- Construction and development in Hawaii continues through the pandemic; including residential high-rise condominiums, airport improvements, military development, and the Oahu rail project
- Housing prices remained strong through past downturns and has held up during the COVID-19 pandemic thus far



State of Hawaii
Real Gross State Product (GSP) 2019
Tourism Related, 23%
RE/Construction, 26%
Gov't/Military, 20%
Healthcare, 7%
Other*, 24%



Oahu Single Family Home Median Sales Price
($ in Thousands)
$880K
$900
$850
$800
$750
$700
$650
$600
$550
$500
2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Jan-20 Feb-20 Mar-20 Apr-20 May-20 Jun-20 Jul-20 Aug-20 Sep-20

* Other primarily includes finance, education, professional & administrative services.

CENTRAL PACIFIC FINANCIAL CORP

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14 14  $170 million capital cushion to the well-capitalized Total RBC minimum of 10% at 9/30/20  3Q2020 PTPP earnings of $23.7 million  $55 million subordinated note offering completed in October 2020, provides additional Tier 2 capital and anticipated to increase CPF Total RBC by ~120 bps SOLID CAPITAL & LIQUIDITY POSITION STRONG CAPITAL  At 9/30/20, over $1.9 billion in available alternative sources of liquidity, including $1.3 billion in FHLB/FRB lines and $0.6 billion in unpledged investment securities AMPLE LIQUIDITY 13.9% Total RBC * Excludes the PPP impact to the assets denominator, refer to slide 27 for more details. 11.6% 1.2% 1.1% 9.6% 8.9% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% Risk-based Capital Tier 1 Leverage Excl PPP* TCE Excl PPP* Regulatory Capital Ratios As of September 30, 2020 Tier 2 Tier 1 CET1

15 15 APPENDIX

16 16 TOTAL LOAN PORTFOLIO Commercial & Industrial $528 / 10% Paycheck Protection Program $529 / 11% Construction $118 / 2% Residential $1,680 / 33% Home Equity $534 / 11% CRE – Owner Occupied $232 / 5% CRE – Investor $909 / 18% Consumer $500 / 10% Total Loan Portfolio of $5,031MM Outstanding Balance as of 9/30/20 $ in Millions Loan Portfolio Highlights • Conservative and Diversified Loan Portfolio – 46% Commercial – 54% Consumer • Predominantly Hawaii Focused – 89% Hawaii – 11% Mainland/Guam • 77% Real Estate Secured (excluding PPP loan balances from total loan portfolio balance) Note: Totals may not sum due to rounding.

17 17 COMMERCIAL & INDUSTRIAL – INDUSTRY COMPOSITION Healthcare $94 / 18% Transportation & Warehousing $67 / 13% Foodservice $51 / 10% Real Estate and Rental & Leasing $48 / 9% Retail Trade $43 / 8% Manufacturing $40 / 8% Wholesale Trade $23 / 4% Other Industries $162 / 30% $528MM 10% Loan Portfolio Details • Many borrowers are essential businesses • Well established, locally owned and operated by strong management • Borrowers have good liquidity with access to capital • Long term relationships averaging 12 years • Granular with average outstanding loan amount of $151,000 • Criticized loan exposure of 1.6%; majority COVID-19 related • Total undrawn commitments of $364MM Other Industries include: Other Services; Professional, Scientific and Technical; Construction; Utilities; Accommodation; Information; Finance and Insurance; Educational Services Outstanding Balance as of 9/30/20 $ in Millions

18 18 PAYCHECK PROTECTION PROGRAM [PPP] Foodservice $77 / 14% Healthcare $75 / 14% Construction $72 / 14% Professional, Scientific and Technical Services $59 / 11% Administrative and Waste Management $34 / 7% Retail Trade $34 / 6% Real Estate and Rental & Leasing $28 / 5% Manufacturing $26 / 5% Wholesale Trade $25 / 5% Transportation & Warehousing $24 / 5% Other Industries $75 / 14% $529MM 11% Loan Portfolio Details • Over 7,000 loans made • Granular with average outstanding loan amount of $77,000 • 66% to existing customers • 34% to new customers • SBA Forgiveness process commenced in October Outstanding Balance as of 9/30/20 $ in Millions Other Industries include: Other Services; Educational Services; Information; Finance and Insurance

19 19 COMMERCIAL REAL ESTATE – PROPERTY TYPE COMPOSITION Loan Portfolio Details • Strong borrowers that operate out of their own properties • Well-collateralized with WA LTV of 65% • 94% secured in Hawaii and 6% in Mainland − HI WA LTV 66% − ML WA LTV 55% • Long term relationships averaging 15 years • Average outstanding loan amount of $1.2MM • Criticized loan exposure of 0.7%; majority COVID-19 related 1Based on LTV at origination. Outstanding Balance as of 9/30/20 $ in Millions Industrial $112 / 48% Commercial & Industrial $56 / 24% Retail $27 / 12% Restaurant $11 / 5% Other $26 / 11% Owner Occupied $232MM 5%

20 20 COMMERCIAL REAL ESTATE – PROPERTY TYPE COMPOSITION Loan Portfolio Details • Seasoned real estate investors • Well-collateralized with WA LTV of 59% • 77% secured in Hawaii and 23% in Mainland/Guam − HI WA LTV 61% − ML/Guam WA LTV 55% • Long term relationships averaging 12 years • Average outstanding loan amount of $2.5MM • Criticized loan exposure of 1.4%; majority is COVID-19 related 1Based on LTV at origination. Outstanding Balance as of 9/30/20 $ in Millions Multi-Family $310 / 34% Retail & Shopping Center $227 / 25% Industrial $148 / 16% Commercial & Office $99 / 11% Hotel $48 / 5% Self Storage $24 / 3% Restaurant $27 / 3% Other $26 / 3% Investor $909MM 18%

21 21 HIGH RISK INDUSTRIES Loan Portfolio Details • Well established, locally owned and operated by strong management • Borrowers have access to capital with good liquidity • Long term relationships averaging 12 years • Granular with average outstanding loan amount of $263,000 • Criticized loan exposure of 1.8%; majority COVID-19 related • Total undrawn commitments of $88MM Outstanding Balance as of 9/30/20 $ in Millions Industry Outstanding Balance (Excl. PPP) % of Total Loan Portfolio (Excl. PPP) Total Payment Deferral Payment Deferral as % of Total Loans (Excl. PPP) Total Criticized Criticized as % of Total Loans (Excl. PPP) C&I CRE PPP Foodservice 64$ 1.4% 46$ 1.0% 44$ 1.0% 51$ 13$ 77$ Manufacturing 63 1.4% 1 0.0% 6 0.1% 40 22 26 Retail Trade 63 1.4% 2 0.0% 13 0.3% 43 20 34 Accommodation 59 1.3% 17 0.4% 18 0.4% 10 49 5 Total 248$ 5.5% 66$ 1.5% 81$ 1.8% 144$ 104$ 141$ Note: Totals may not sum due to rounding.

22 22 RESIDENTIAL MORTGAGE Owner Occupied $1,369 / 81% Investor & Second Home $311 / 19% $1,680MM 33% Outstanding Balance as of 9/30/20 $ in Millions Loan Portfolio Details • 100% in Hawaii; 89% on Oahu • 83% of loan balance are loans <$1.0MM • Average outstanding loan amount of $438,000 • WA LTV 62%1 • WA FICO 773 • Criticized loan exposure of 0.1% 1Based on LTV at origination.

23 23 HOME EQUITY Owner Occupied $466 / 87% Investor & Second Home $68 / 13% $534MM 11% Outstanding Balance as of 9/30/20 $ in Millions Loan Portfolio Details • 100% in Hawaii; 85% on Oahu • 50% of loan balance are lines/loans <$250 thousand • Average outstanding loan amount of $139,000 • 55% are 1st mortgages • 19% are 2nd mortgages behind CPB 1st mortgage • WA CLTV 63%1 • WA FICO 757 • Total undrawn commitments of $546MM 1Based on LTV at origination.

24 24 CONSUMER Outstanding Balance as of 9/30/20 $ in Millions Personal $236 / 47% Auto $264 / 53% $500MM 10% Hawaii $209 / 79% Mainland $55 / 21% Private Banking $55 / 23% Hawaii $78 / 33% Mainland $103 / 44% $264MM 5% $236MM 5% Total Consumer Auto Personal Loan Portfolio Details • Total Consumer − HI WA FICO 697 − ML WA FICO 7581 • Auto − HI WA FICO 675 − ML WA FICO 7501 • Personal − HI WA FICO 707 − ML WA FICO 7631 • Total undrawn commitments of $111MM 1Based on origination score.

25 25 LOANS RATED SPECIAL MENTION Loan Portfolio Highlights $149MM Special Mention Loans; 3.3% of Total Loan Portfolio (excl PPP) Credit Risk Management Approach • Ongoing monitoring of all risk rated loans and frequent high-touch of majority borrowers • Assessment for risk rating migration based on:  Near term business strategy and outlook  Management strength and actions taken  Financial position including cash burn, cash liquidity, and access to capital  Payment deferral; federal and state support Real Estate and Rental & Leasing $55 / 37% Foodservice $43 / 29% Accommodation $18 / 12% Retail Trade $13 / 8% Other Industries $12 / 8% Utilities $5 / 4% Construction $3 / 2% Outstanding Balance as of 9/30/20 $ in Millions Note Other Industries include: Other Services; Healthcare; Transportation & Warehousing; Professional, Scientific and Technical; Finance and Insurance; Educational Services $149MM 3%

26 26 LOANS RATED CLASSIFIED Note Excludes Substandard Loans Held For Sale (LHFS) totaling $6.6MM Other Industries include: Other Services; Professional, Scientific and Technical; Construction; Utilities; Retail Trade; Wholesale Trade Loan Portfolio Highlights $48MM Classified Loans; 1.1% of Total Loan Portfolio (excl PPP) • Real Estate and Rental & Leasing exposure totals 4 CRE-Investor borrowers; well-collateralized with WA LTV of 62% • Manufacturing exposure totals 3 C&I borrowers • Foodservice exposure totals 6 C&I borrowers • Residential exposure totals 20 borrowers and HELOC totals 4 borrowers Outstanding Balance as of 9/30/20 $ in Millions Real Estate and Rental & Leasing $32 / 66% Manufacturing $4 / 9% Healthcare $3 / 6% Other Industries $2 / 5% Foodservice $2 / 3% Residential/HELOC $5 / 11% $48MM 1%

27 27 Non-GAAP Financial Measures- Excluding PPP 1. Net interest income excludes PPP interest income less an assumed funding cost of 0.25% and PPP net loan fee income; Total Interest- Earning Assets excludes average PPP loan balances during the quarter-ended 9/30/20; Total Assets excludes PPP loan balance at 9/30/20; Average Assets excludes average PPP loan balances during the quarter ended 9/30/20. 2. Net interest income shown on a taxable equivalent basis. 3. Net interest margin calculation based on the day count interest accrual conventions at the interest-earning asset or interest-bearing liability level (i.e. 30/360, actual/actual) 4. Tangible Common Equity is equivalent to total shareholders’ equity as there are no intangibles. Sept. 30, 2020 Actual PPP Exclusions1 Sept. 30, 2020 Adjusted Net Interest Income2 49.3$ (3.4)$ 45.9$ Total Interest-Earnings Assets 6,160.4$ (544.7)$ 5,615.7$ Net Interest Margin3 3.19% 3.26% Tangible Common Equity4 543.9$ 543.9$ Total Assets 6,648.1$ (528.6)$ 6,119.5$ Tangible Common Equity Ratio 8.18% 8.89% Tier 1 Capital 573.6$ 573.6$ Average Assets for Lev. Ratio 6,543.0$ (544.7)$ 5,998.3$ Leverage Capital Ratio 8.77% 9.56%